UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-08599

DWS Equity Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	4/30

Date of reporting period:	4/30/2010

ITEM 1.	REPORT TO STOCKHOLDERS
  APRIL 30, 2010

Annual Report to Shareholders

DWS Disciplined Long/Short Growth Fund

Contents

4 Performance Summary

7 Information About Your Fund's Expenses

9 Portfolio Management Review

12 Portfolio Summary

14 Investment Portfolio

22 Financial Statements

27 Financial Highlights

31 Notes to Financial Statements

41 Report of Independent Registered Public Accounting Firm

42 Tax Information

43 Summary of Management Fee Evaluation by Independent Fee Consultant

48 Board Members and Officers

52 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Portfolio management could be wrong in its analysis of industries, companies, economic trends and favor a security that underperforms the market. Short sales — which involve selling borrowed securities in anticipation of a price decline, then returning an equal number of the securities at some point in the future — could magnify losses and increase volatility. Stocks may decline in value. See the prospectus for details.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary April 30, 2010

Average Annual Total Returns as of 4/30/10
Unadjusted for Sales Charge	1-Year	3-Year	Life of Fund*
Class A	38.19%	-5.57%	-3.54%
Class C	37.27%	-6.19%	-4.19%
Adjusted for the Maximum Sales Charge
Class A (max 5.75% load)	30.24%	-7.41%	-5.17%
Class C (max 1.00% CDSC)	37.27%	-6.19%	-4.19%
No Sales Charges
Class S	38.46%	-5.33%	-3.31%
Institutional Class	38.52%	-5.34%	-3.30%
Russell 1000® Growth Index+	38.16%	-1.93%	0.08%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* The Fund commenced operations on November 16, 2006. Index returns began on November 30, 2006.

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated August 1, 2009 are 4.13%, 4.83%, 3.91% and 3.88% for Class A, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption fund shares.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Disciplined Long/Short Growth Fund — Class A [] Russell 1000 Growth Index+

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

* The Fund commenced operations on November 16, 2006. Index returns began on November 30, 2006.

+ The Russell 1000 Growth Index is an unmanaged index that consists of those stocks in the Russell 1000 Index that have higher price-to-book ratios and higher forecasted growth values.

Net Asset Value and Distribution Information
	Class A	Class C	Class S	Institutional Class
Net Asset Value: 4/30/10	$ 8.43	$ 8.25	$ 8.48	$ 8.48
4/30/09	$ 6.11	$ 6.01	$ 6.14	$ 6.14
Distribution Information: Twelve Months as of 4/30/10: Income Dividends	$ .003	$ —	$ .020	$ .023
Lipper Rankings — Long/Short Equity Funds Category as of 4/30/10
Period	Rank		Number of Fund Classes Tracked	Percentile Ranking (%)
Class A 1-Year	26	of	115	23
3-Year	34	of	49	68
Class C 1-Year	28	of	115	25
3-Year	36	of	49	72
Class S 1-Year	24	of	115	21
3-Year	30	of	49	60
Institutional Class 1-Year	23	of	115	20
3-Year	31	of	49	62

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (November 1, 2009 to April 30, 2010).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended April 30, 2010
Actual Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 11/1/09	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/10	$ 1,169.40	$ 1,165.30	$ 1,169.40	$ 1,169.90
Expenses Paid per $1,000*	$ 9.09	$ 12.78	$ 7.80	$ 7.53
Hypothetical 5% Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 11/1/09	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/10	$ 1,016.41	$ 1,012.99	$ 1,017.60	$ 1,017.85
Expenses Paid per $1,000*	$ 8.45	$ 11.88	$ 7.25	$ 7.00

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios+	Class A	Class C	Class S	Institutional Class
DWS Disciplined Long/Short Growth Fund	1.69%	2.38%	1.45%	1.40%

+ Includes interest and dividend expense on securities sold short of 0.20% for each class, respectively.

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS Disciplined Long/Short Growth Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Disciplined Long/Short Growth Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to institutional and retail clients.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Robert Wang
James B. Francis, CFA

Portfolio Managers

Market Overview and Fund Performance

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

The improving prospects for the US economy, together with an increasingly positive outlook for corporate earnings, propelled the Russell 1000® Growth Index to an impressive gain of 38.16% during the 12-month period ended April 30, 2010.1 When the annual period began, the aftereffects of the financial crisis continued to weigh heavily on investor psychology. As the year progressed, however, the data began to show that rather than falling into a depression — as many had feared in early 2009 — the world economy was in fact exhibiting steadily improving growth. The result was a steady flow of cash into the equity markets from the more conservative "safe havens" favored by investors during the crisis period.

In this favorable environment, DWS Disciplined Long/Short Growth Fund (Class A shares) produced a total return of 38.19% during the 12-month period ended April 30, 2010. The fund performed in line with the 38.16% gain of the Russell 1000 Growth Index, but it strongly outpaced the 22.52% average return of the funds in its Lipper peer group, Long/Short Equity Funds category.2 (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 6 for more performance information.)

The fund seeks capital appreciation. The fund intends to hold approximately 80%-130% of its net assets in long positions in stocks that the portfolio managers believe will outperform the market and approximately 0%-30% of its net assets in short positions in stocks that the portfolio managers believe will underperform the market. The fund's equity investments are mainly common stocks, but may also include other types of equities such as preferred stocks or convertible securities.

Performance Attribution

We are pleased that the fund delivered solid results, despite the outperformance of stocks with weaker fundamentals and more expensive valuations. Typically, strong relative performance for such stocks has resulted in underperformance for the fund. We believe our improved performance at a potentially challenging time stems from our ability to adjust the fund's emphasis on valuation, growth, quality and sentiment factors.

On the industry level, we generated the largest degree of outperformance in materials. Materials stocks far outpaced the broader market during the past year, as investors gravitated to sectors with the highest degree of sensitivity to global growth. Not surprisingly, then, the largest contributors were all long positions. Among the many stocks that added significantly to performance were our long/overweight positions in the chemical producers Cytec Industries, Inc. and Ashland, Inc., the bearings manufacturer Timken Co., and International Paper Co.3

Energy was also a source of strength for the fund, but our sources of outperformance were more diverse. In addition to benefiting from the strong gains from two of our long/overweights (Rowan Companies Inc.* and Newfield Exploration Co.), we also generated outperformance from a short position (W&T Offshore Inc.*) and an underweight (Exxon Mobil*).

The story was similar in our third-best industry, automobiles/components. In addition to adding value via long/overweights in Ford Motor Co. and Navistar International Corp., among others, we benefited from a short position in the truck manufacturer PACCAR, Inc.

Food/beverage/tobacco, consumer durables/apparel and health care equipment/services were also areas in which our stock selection process added notable value.

The fund's weakest industry was transportation, where our short positions in a handful of airline stocks — including Continental Airlines Inc.* and UAL Corp.* — hurt the fund's performance. Even though the sector's fundamentals remained questionable, the stocks performed very well on the strength of investors' enthusiasm about the economic recovery.

In capital goods, our second-worst industry, the most notable detractors were our long positions in stocks that underperformed during the time they were held in the fund. Among these were Powell Industries Inc.*, which makes electricity power and distribution controls, and Jacobs Engineering Inc.*, which provides technical and construction services to a variety of industries.

Software/services and pharmaceuticals/biotechnology were also areas of weakness for the fund. The largest detractors in the two industries were a short in THQI Inc*. and a long in Gilead Sciences, Inc., respectively.

Recent Fund Developments

Upon the recommendation of the Advisor, the Board of Trustees of the fund approved the termination and liquidation of the fund effective on or about July 27, 2010 (the "Liquidation Date"). Accordingly, the fund will redeem the shares of any fund shareholder outstanding on the Liquidation Date. In connection with the fund's termination and liquidation, the fund, with certain exceptions, is closed to new investments effective June 4, 2010. See Notes to Financial Statements — Note F. Fund Termination and Liquidation.

1 The Russell 1000 Growth Index is an unmanaged index that consists of those stocks in the Russell 1000® Index that have higher price-to-book ratios and higher forecasted growth values. Equity index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

2 The Lipper Long/Short Equity Funds category includes funds that employ portfolio strategies combining long holdings of equities with short sales of equity, equity options or equity index options. The funds may be either net long or net short, depending on the portfolio manager's view of the market. For the 1- and 3-year periods, this category's average return was 22.52% (115 funds) and -3.49% (49 funds), respectively, as of 4/30/10. Category returns assume reinvestment of all distributions. It is not possible to invest directly into a Lipper category.

3 It is important to keep in mind that our strategy is active in nature, so many of the positions discussed were closed at the end of the period. Any discussion of "long" or "short" refers to the fund's average position in a given security for the full period. "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

* Not held in the portfolio as of April 30, 2010.

Portfolio Summary

Long Position Sector Diversification (As a % of Long Common Stocks)	4/30/10	4/30/09

Information Technology	27%	27%
Health Care	18%	17%
Industrials	15%	13%
Consumer Discretionary	11%	12%
Consumer Staples	9%	7%
Materials	7%	5%
Energy	6%	8%
Financials	4%	6%
Telecommunication Services	2%	2%
Utilities	1%	3%
	100%	100%

Sector diversifications are subject to change.

Ten Largest Long Equity Holdings at April 30, 2010 (20.9% of Net Assets)
1. Apple, Inc. Manufacturer of personal computers and communication solutions	4.0%
2. Google, Inc. Provides a Web-based search engine for the Internet	2.5%
3. Microsoft Corp. Developer of computer software	2.5%
4. International Business Machines Corp. Manufacturer of computers and provider of information processing services	2.0%
5. Johnson & Johnson Provider of health care products	1.8%
6. Hewlett-Packard Co. Provider of imaging and printing systems and information technology services	1.8%
7. Gilead Sciences, Inc. Developer of nucleotide pharmaceuticals	1.8%
8. Amgen, Inc. Developer, manufacturer and marketer of human therapeutics	1.7%
9. Hertz Global Holdings, Inc. Operates car and equipment rental centers	1.5%
10. Medco Health Solutions, Inc. Providers of health care services	1.3%

Portfolio holdings are subject to change.

Securities Sold Short Position Sector Diversification (As a % of Common Stocks Sold Short)	4/30/10	4/30/09

Information Technology	27%	23%
Consumer Discretionary	21%	9%
Health Care	19%	16%
Materials	14%	5%
Industrials	13%	31%
Consumer Staples	3%	9%
Telecommunication Services	2%	2%
Financials	1%	2%
Energy	—	3%
	100%	100%

Sector diversifications are subject to change.

Ten Largest Equity Securities Sold Short at April 30, 2010 (9.8% of Net Assets)
1. Pier 1 Imports, Inc. Retailer of decorative home furnishings, gifts and related items	1.2%
2. Harley-Davidson, Inc. Manufacturer of motorcycles	1.1%
3. Infinera Corp. Manufacturer of digital optical telecommunications equipment	1.1%
4. Take-Two Interactive Software, Inc. Developer of entertainment software games	1.0%
5. Monster Worldwide, Inc. Provider of marketing services	1.0%
6. Affymetrix, Inc. Develops and manufactures DNA chip technology	0.9%
7. US Airways Group, Inc. An air carrier that transports passengers, property and mail	0.9%
8. RTI International Metals, Inc. Manufactures and distributes titanium and specialty metal mill products	0.9%
9. MEMC Electronic Materials, Inc. Producer of silicon wafers	0.9%
10. Human Genome Sciences, Inc. Licenser of a proprietary database of genes and partial gene sequences	0.8%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 14. A quarterly Fact Sheet is available upon request. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. A complete list of the Fund's portfolio holdings is also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio — Liquidation Basis
as of April 30, 2010

	Shares	Value ($)

Long Positions 120.9%
Common Stocks 119.9%
Consumer Discretionary 13.3%
Auto Components 1.0%
Goodyear Tire & Rubber Co.* (a)	5,700	76,551
Automobiles 1.2%
Ford Motor Co.* (a)	7,400	96,349
Hotels Restaurants & Leisure 1.4%
Cracker Barrel Old Country Store, Inc. (a)	1,600	78,992
Darden Restaurants, Inc. (a)	600	26,850
		105,842
Household Durables 1.6%
American Greetings Corp. "A"	900	22,104
Whirlpool Corp. (a)	900	97,983
		120,087
Internet & Catalog Retail 0.7%
Priceline.com, Inc.* (a)	200	52,410
Media 1.0%
Time Warner Cable, Inc. (a)	1,000	56,250
Virgin Media, Inc. (a)	1,000	17,590
		73,840
Multiline Retail 1.6%
Dillard's, Inc. "A"	3,100	87,048
Macy's, Inc. (a)	1,600	37,120
		124,168
Specialty Retail 4.1%
Barnes & Noble, Inc. (a)	1,700	37,468
Office Depot, Inc.* (a)	9,500	65,170
OfficeMax, Inc.* (a)	4,600	87,400
Penske Automotive Group, Inc.* (a)	1,900	28,462
Rent-A-Center, Inc.* (a)	2,900	74,878
Ross Stores, Inc. (a)	400	22,400
Stein Mart, Inc.* (a)	300	2,844
		318,622
Textiles, Apparel & Luxury Goods 0.7%
Liz Claiborne, Inc.* (a)	6,100	53,314
Consumer Staples 10.9%
Beverages 1.2%
Coca-Cola Femsa, SAB de CV (ADR) (a)	800	56,000
PepsiCo, Inc. (a)	500	32,610
		88,610
Food & Staples Retailing 3.8%
BJ's Wholesale Club, Inc.* (a)	2,100	80,388
SUPERVALU, Inc. (a)	4,600	68,540
Wal-Mart Stores, Inc. (a)	1,100	59,015
Winn-Dixie Stores, Inc.* (a)	6,700	84,487
		292,430
Food Products 2.8%
Archer-Daniels-Midland Co. (a)	2,400	67,056
Chiquita Brands International, Inc.* (a)	4,700	70,688
Tyson Foods, Inc. "A" (a)	4,100	80,319
		218,063
Household Products 2.1%
Colgate-Palmolive Co. (a)	1,100	92,510
Kimberly-Clark Corp. (a)	1,100	67,386
		159,896
Personal Products 1.0%
Elizabeth Arden, Inc.* (a)	4,100	74,661
Energy 7.1%
Energy Equipment & Services 2.8%
Ensco PLC (ADR) (a)	300	14,154
Helmerich & Payne, Inc. (a)	300	12,186
Nabors Industries Ltd.* (a)	2,900	62,553
National-Oilwell Varco, Inc. (a)	800	35,224
Noble Corp.* (a)	1,300	51,337
Transocean Ltd.* (a)	500	36,225
		211,679
Oil, Gas & Consumable Fuels 4.3%
BP PLC (ADR) (a)	1,400	73,010
Chesapeake Energy Corp.	400	9,520
ConocoPhillips (a)	1,400	82,866
Marathon Oil Corp. (a)	2,500	80,375
Newfield Exploration Co.* (a)	1,400	81,466
Total SA (ADR) (a)	100	5,438
		332,675
Financials 5.2%
Capital Markets 2.6%
BlackRock, Inc. (a)	300	55,200
Franklin Resources, Inc. (a)	200	23,128
T. Rowe Price Group, Inc. (a)	600	34,506
The Goldman Sachs Group, Inc. (a)	360	52,272
Waddell & Reed Financial, Inc. "A" (a)	900	33,408
		198,514
Commercial Banks 0.2%
Fifth Third Bancorp. (a)	800	11,928
Consumer Finance 1.5%
AmeriCredit Corp.* (a)	1,400	33,516
Capital One Financial Corp. (a)	1,900	82,479
		115,995
Diversified Financial Services 0.9%
Bank of America Corp. (a)	2,000	35,660
CME Group, Inc.	100	32,841
		68,501
Health Care 21.5%
Biotechnology 3.5%
Amgen, Inc.* (a)	2,300	131,928
Gilead Sciences, Inc.* (a)	3,400	134,878
		266,806
Health Care Equipment & Supplies 1.2%
Baxter International, Inc. (a)	500	23,610
Hill-Rom Holdings, Inc. (a)	1,800	57,078
Hospira, Inc.* (a)	200	10,758
		91,446
Health Care Providers & Services 11.0%
AmerisourceBergen Corp. (a)	2,700	83,295
AmSurg Corp.* (a)	1,300	26,936
Cardinal Health, Inc. (a)	2,200	76,318
Catalyst Health Solutions, Inc.* (a)	900	38,079
Community Health Systems, Inc.* (a)	2,000	81,720
Coventry Health Care, Inc.* (a)	3,000	71,220
Health Management Associates, Inc. "A"* (a)	1,700	15,844
Humana, Inc.* (a)	1,700	77,724
Kindred Healthcare, Inc.* (a)	4,000	71,360
McKesson Corp. (a)	1,400	90,734
Medco Health Solutions, Inc.* (a)	1,700	100,164
Tenet Healthcare Corp.* (a)	8,100	50,625
UnitedHealth Group, Inc. (a)	2,000	60,620
		844,639
Pharmaceuticals 5.8%
Abbott Laboratories (a)	1,500	76,740
Allergan, Inc. (a)	1,100	70,059
Eli Lilly & Co. (a)	900	31,473
Johnson & Johnson (a)	2,200	141,460
Perrigo Co. (a)	1,000	61,030
Pfizer, Inc. (a)	4,000	66,880
		447,642
Industrials 17.5%
Aerospace & Defense 1.4%
Lockheed Martin Corp. (a)	300	25,467
Northrop Grumman Corp. (a)	1,200	81,396
		106,863
Air Freight & Logistics 0.5%
United Parcel Service, Inc. "B" (a)	500	34,570
Airlines 1.7%
AMR Corp.* (a)	8,300	61,254
Hawaiian Holdings, Inc.* (a)	10,000	71,000
		132,254
Commercial Services & Supplies 1.7%
Consolidated Graphics, Inc.* (a)	1,300	54,483
R.R. Donnelley & Sons Co. (a)	3,500	75,215
		129,698
Construction & Engineering 3.8%
Dycom Industries, Inc.* (a)	6,300	66,906
EMCOR Group, Inc.* (a)	3,000	85,680
Fluor Corp. (a)	1,000	52,840
Shaw Group, Inc.* (a)	2,200	84,216
		289,642
Electrical Equipment 0.3%
General Cable Corp.* (a)	900	25,713
Industrial Conglomerates 1.3%
3M Co. (a)	300	26,601
Carlisle Companies, Inc. (a)	2,000	75,460
		102,061
Machinery 3.5%
Ingersoll-Rand PLC (a)	700	25,886
Navistar International Corp.* (a)	1,600	77,344
Oshkosh Corp.* (a)	1,900	73,378
Timken Co. (a)	2,700	94,986
		271,594
Professional Services 0.8%
Manpower, Inc. (a)	1,100	61,710
Road & Rail 1.5%
Hertz Global Holdings, Inc.* (a)	7,700	111,342
Trading Companies & Distributors 1.0%
WESCO International, Inc.* (a)	1,900	77,178
Information Technology 32.5%
Communications Equipment 2.0%
Cisco Systems, Inc.* (a)	2,200	59,224
Harris Corp. (a)	900	46,332
QUALCOMM, Inc. (a)	1,200	46,488
		152,044
Computers & Peripherals 8.1%
Apple, Inc.* (a)	1,166	304,466
Dell, Inc.* (a)	1,200	19,416
Hewlett-Packard Co. (a)	2,700	140,319
Seagate Technology* (a)	4,300	78,991
Western Digital Corp.* (a)	1,800	73,962
		617,154
Electronic Equipment, Instruments & Components 7.4%
Arrow Electronics, Inc.* (a)	2,600	79,300
Avnet, Inc.* (a)	2,700	86,319
Brightpoint, Inc.* (a)	10,100	81,709
Flextronics International Ltd.* (a)	9,600	74,400
Jabil Circuit, Inc. (a)	4,700	72,004
SYNNEX Corp.* (a)	2,400	65,808
Tech Data Corp.* (a)	800	34,320
Vishay Intertechnology, Inc.* (a)	7,400	77,034
		570,894
Internet Software & Services 2.5%
Google, Inc. "A"* (a)	369	193,887
IT Services 5.7%
Accenture PLC "A" (a)	500	21,820
Computer Sciences Corp.* (a)	1,400	73,346
Global Payments, Inc.	1,300	55,653
International Business Machines Corp. (a)	1,200	154,800
SAIC, Inc.* (a)	4,000	69,640
Unisys Corp.* (a)	2,100	58,842
		434,101
Office Electronics 1.1%
Xerox Corp. (a)	7,900	86,110
Semiconductors & Semiconductor Equipment 1.8%
Marvell Technology Group Ltd.* (a)	600	12,390
Micron Technology, Inc.* (a)	6,400	59,840
Texas Instruments, Inc. (a)	2,500	65,025
		137,255
Software 3.9%
Microsoft Corp. (a)	6,200	189,348
Oracle Corp. (a)	1,500	38,760
Symantec Corp.* (a)	4,400	73,788
		301,896
Materials 8.1%
Chemicals 6.3%
Ashland, Inc. (a)	1,400	83,384
Cabot Corp. (a)	1,300	42,302
Cytec Industries, Inc. (a)	1,600	76,896
Eastman Chemical Co. (a)	1,100	73,612
Huntsman Corp. (a)	5,900	67,319
Lubrizol Corp. (a)	800	72,272
W.R. Grace & Co.* (a)	2,300	66,447
		482,232
Containers & Packaging 0.6%
Temple-Inland, Inc. (a)	1,900	44,308
Metals & Mining 0.2%
BHP Billiton Ltd. (ADR) (a)	200	14,558
Paper & Forest Products 1.0%
International Paper Co. (a)	3,000	80,220
Telecommunication Services 2.8%
Diversified Telecommunication Services
AT&T, Inc. (a)	2,500	65,150
Qwest Communications International, Inc. (a)	14,400	75,312
Verizon Communications, Inc. (a)	2,500	72,225
		212,687
Utilities 1.0%
Multi-Utilities
Integrys Energy Group, Inc. (a)	1,600	79,375
Total Common Stocks (Cost $7,940,474)		9,194,014
	Principal Amount ($)	Value ($)

Government & Agency Obligation 0.2%
US Treasury Obligation
US Treasury Bill, 0.22%**, 9/16/2010 (b) (Cost $14,987)	15,000	14,989
	Shares	Value ($)

Cash Equivalents 0.8%
Central Cash Management Fund, 0.21% (c) (Cost $61,577)	61,577	61,577
	% of Net Assets	Value ($)

Total Long Positions (Cost $8,017,038)+	120.9	9,270,580
Other Assets and Liabilities, Net	(0.3)	(24,241)
Securities Sold Short	(20.6)	(1,580,910)
Net Assets	100.0	7,665,429

+ The cost for federal income tax purposes was $8,061,869. At April 30, 2010, net unrealized appreciation for all securities based on tax cost was $1,208,711. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $1,419,773 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $211,062.

	Shares	Value ($)

Common Stocks Sold Short 20.6%
Consumer Discretionary 4.3%
Auto Components 0.8%
BorgWarner, Inc.	1,300	56,342
Gentex Corp.	200	4,298
		60,640
Automobiles 1.2%
Harley-Davidson, Inc.	2,500	84,575
Thor Industries, Inc.	100	3,571
		88,146
Diversified Consumer Services 0.1%
Weight Watchers International, Inc.	200	5,314
Hotels Restaurants & Leisure 0.7%
Las Vegas Sands Corp.	2,200	54,692
Specialty Retail 1.2%
Pier 1 Imports, Inc.	11,300	93,564
Textiles, Apparel & Luxury Goods 0.3%
Crocs, Inc.	2,600	25,116
Consumer Staples 0.6%
Food & Staples Retailing
CVS Caremark Corp.	1,000	36,930
Walgreen Co.	200	7,030
		43,960
Financials 0.1%
Commercial Banks
CapitalSource, Inc.	1,800	10,746
Health Care 3.9%
Biotechnology 2.4%
Amylin Pharmaceuticals, Inc.	2,400	49,536
Arena Pharmaceuticals, Inc.	5,800	18,850
Human Genome Sciences, Inc.	2,200	60,918
Vertex Pharmaceuticals, Inc.	1,400	54,278
		183,582
Health Care Equipment & Supplies 0.3%
Dexcom, Inc.	2,000	21,900
Health Care Technology 0.1%
Allscripts-Misys Healthcare Solutions, Inc.	300	6,051
Life Sciences Tools & Services 0.9%
Affymetrix, Inc.	10,400	72,176
Pharmaceuticals 0.2%
Elan Corp. PLC (ADR)	2,100	14,112
Industrials 2.7%
Aerospace & Defense 0.7%
Spirit AeroSystems Holdings, Inc. "A"	2,300	51,014
Airlines 0.9%
US Airways Group, Inc.	10,200	72,114
Machinery 1.1%
PACCAR, Inc.	800	37,216
Terex Corp.	1,700	45,084
		82,300
Information Technology 5.5%
Communications Equipment 1.4%
Brocade Communications Systems, Inc.	4,400	28,556
Infinera Corp.	8,800	80,520
		109,076
Internet Software & Services 1.0%
Monster Worldwide, Inc.	4,400	76,692
IT Services 0.5%
Wright Express Corp.	1,000	33,970
Semiconductors & Semiconductor Equipment 1.6%
LTX-Credence Corp.	17,000	57,630
MEMC Electronic Materials, Inc.	5,100	66,147
		123,777
Software 1.0%
Take-Two Interactive Software, Inc.	7,300	79,351
Materials 3.0%
Chemicals 0.1%
Monsanto Co.	100	6,306
Construction Materials 0.8%
Martin Marietta Materials, Inc.	600	57,528
Metals & Mining 1.5%
RTI International Metals, Inc.	2,500	67,625
United States Steel Corp.	900	49,194
		116,819
Paper & Forest Products 0.6%
Weyerhaeuser Co.	1,000	49,520
Telecommunication Services 0.5%
Wireless Telecommunication Services
SBA Communications Corp. "A"	1,200	42,444
Total Common Stocks Sold Short (Proceeds $1,408,391)		1,580,910

* Non-income producing security.

** Annualized yield at time of purchase; not a coupon rate.

(a) Securities are pledged, in whole or in part, as collateral for short sales.

(b) At April 30, 2010, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(c) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

ADR: American Depositary Receipt

As of April 30, 2010, open futures contracts purchased were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation ($)
S&P 500 E-Mini Index	USD	6/18/2010	1	59,170	1,418
Currency Abbreviation
USD United States Dollar

For information on the Fund's policy and additional disclosures regarding futures contracts, please refer to the Derivatives section of Note A in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of April 30, 2010 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Common Stocks (d)	$ 9,194,014	$ —	$ —	$ 9,194,014
Short-Term Investments (d)	61,577	14,989	—	76,566
Derivatives (e)	1,418	—	—	1,418
Total	$ 9,257,009	$ 14,989	$ —	$ 9,271,998
Liabilities
Investments Sold Short, at Value (d)	$ (1,580,910)	$ —	$ —	$ (1,580,910)
Total	$ (1,580,910)	$ —	$ —	$ (1,580,910)

(d) See Investment Portfolio for additional detailed categorizations.

(e) Derivatives include unrealized appreciation (depreciation) on open futures contracts.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities — Liquidation Basis as of April 30, 2010
Assets
Investments: Investments in securities, at value (cost $7,955,461)	$ 9,209,003
Investment in Central Cash Management Fund (cost $61,577)	61,577
Total investments, at value (cost $8,017,038)	9,270,580
Cash	10,000
Deposit with broker for open futures contracts	110
Deposits with broker for securities sold short	6,856
Receivable for Fund shares sold	16,923
Dividends receivable	6,638
Due from Advisor	9,684
Other assets	14,849
Total assets	9,335,640
Liabilities
Payable for securities sold short, at value (proceeds of $1,408,391)	1,580,910
Payable for Fund shares redeemed	1,776
Payable for daily variation margin on open futures contracts	1,095
Dividends payable for securities sold short	164
Other accrued expenses and payables	86,266
Total liabilities	1,670,211
Net assets, at value	$ 7,665,429
Net Assets Consist of
Net unrealized appreciation (depreciation) on: Investments	1,253,542
Futures	1,418
Securities sold short	(172,519)
Accumulated net realized gain (loss)	(3,733,637)
Paid-in capital	10,316,625
Net assets, at value	$ 7,665,429

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities — Liquidation Basis as of April 30, 2010 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($3,133,148 ÷ 371,453 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.43
Maximum offering price per share (100 ÷ 94.25 of $8.43)	$ 8.94

Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($1,514,731 ÷ 183,647 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 8.25
Class S Net Asset Value, offering and redemption price per share ($1,662,255 ÷ 196,120 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.48
Institutional Class Net Asset Value, offering and redemption price per share ($1,355,295 ÷ 159,781 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.48

The accompanying notes are an integral part of the financial statements.

Statement of Operations — Liquidation Basis for the year ended April 30, 2010
Investment Income
Income: Dividends (net of foreign taxes withheld of $803)	$ 110,307
Income distributions — affiliated cash management vehicles	897
Interest	175
Total Income	111,379
Expenses: Management fee	69,620
Administration fee	6,962
Services to shareholders	5,329
Custodian fee	12,513
Distribution and service fees	17,991
Audit and tax fees	51,888
Legal fees	24,963
Trustees' fees and expenses	2,992
Reports to shareholders	58,112
Registration fees	62,985
Interest expense on securities sold short	8,761
Dividends expense on securities sold short	9,354
Other	6,798
Total expenses before expense reductions	338,268
Expense reductions	(214,126)
Total expenses after expense reductions	124,142
Net investment income (loss)	(12,763)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	1,823,348
Futures	148,107
Securities sold short	(546,615)
1,424,840
Change in net unrealized appreciation (depreciation) during the period on: Investments	936,554
Futures	(57,039)
Securities sold short	(21,099)
858,416
Net gain (loss)	2,283,256
Net increase (decrease) in net assets resulting from operations	$ 2,270,493

The accompanying notes are an integral part of the financial statements.

Statement of Cash Flows — Liquidation Basis for the year ended April 30, 2010
Increase (Decrease) in Cash: Cash Flows from Operating Activities
Net increase (decrease) in net assets resulting from operations	$ 2,270,493
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided (used) by operating activities: Purchases of long-term investments	(16,513,500)
Purchases to cover securities sold short	(4,796,997)
Net purchases, sales and maturities of short-term investments	770,169
Net amortization/accretion of premium (discount)	(66)
Proceeds from sales and maturities of long-term investments	18,945,336
Proceeds received from securities sold short	4,234,673
(Increase) decrease in interest receivable	262
(Increase) decrease in dividends receivable	(1,186)
(Increase) decrease in other assets	40,500
Increase (decrease) in dividends payable for securities sold short	(264)
(Increase) decrease in receivable for investments sold	14,000
(Increase) decrease in daily variation margin on open futures contracts	1,815
Increase (decrease) in other accrued expenses and payables	2,456
Change in net unrealized (appreciation) depreciation on investments	(936,554)
Change in net unrealized (appreciation) depreciation on securities sold short	21,099
Net realized (gain) loss on securities sold short	546,615
Net realized (gain) loss from investments	(1,823,348)
Cash provided (used) by operating activities	2,775,503
Cash Flows from Financing Activities
Proceeds from shares sold	1,495,509
Cost of shares redeemed	(4,290,923)
Distributions paid (net of reinvestment of distributions)	(66)
Cash provided (used) for financing activities	(2,795,480)
Increase (decrease) in cash	(19,977)
Cash at beginning of period*	36,943
Cash at end of period*	$ 16,966

* Includes deposits with broker for open futures contracts and securities sold short.

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended April 30,
	2010[a]	2009
Operations: Net investment income (loss)	$ (12,763)	$ (23,310)
Net realized gain (loss)	1,424,840	(4,593,927)
Change in net unrealized appreciation (depreciation)	858,416	315,826
Net increase (decrease) in net assets resulting from operations	2,270,493	(4,301,411)
Distributions to shareholders from: Net investment income: Class A	(1,017)	—
Class S	(3,808)	—
Institutional Class	(3,696)	—
Total distributions	(8,521)	—
Fund share transactions: Proceeds from shares sold	1,495,510	1,076,008
Reinvestment of distributions	8,455	—
Cost of shares redeemed	(4,289,312)	(671,573)
Redemption fees	—	652
Net increase (decrease) in net assets from Fund share transactions	(2,785,347)	405,087
Increase (decrease) in net assets	(523,375)	(3,896,324)
Net assets at beginning of period	8,188,804	12,085,128
Net assets at end of period (including undistributed net investment income of $0 and $3,698, respectively)	$ 7,665,429	$ 8,188,804

a Liquidation basis.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended April 30,	2010[e]	2009	2008	2007[a]
Selected Per Share Data
Net asset value, beginning of period	$ 6.11	$ 9.54	$ 10.47	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	(.01)	(.01)	(.04)	(.02)
Net realized and unrealized gain (loss)	2.33	(3.42)	(.43)	.50
Total from investment operations	2.32	(3.43)	(.47)	.48
Less distributions from: Net investment income	(.00)***	—	—	(.01)
Net realized gains	—	—	(.46)	—
Total distributions	(.00)***	—	(.46)	(.01)
Redemption fees	—	.00***	.00***	.00***
Net asset value, end of period	$ 8.43	$ 6.11	$ 9.54	$ 10.47
Total Return (%)[c,d]	38.19	(35.95)	(4.95)	4.86**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	3	4	3
Ratio of expenses before expense reductions (including interest expense and dividend expense for securities sold short) (%)	4.82	4.13	4.59	4.73*
Ratio of expenses after expense reductions (including interest expense and dividend expense for securities sold short) (%)	1.74	2.09	2.68	2.97*
Ratio of expenses after expense reductions (excluding interest expense and dividend expense for securities sold short) (%)	1.48	1.46	1.55	1.52*
Ratio of net investment income (loss) (%)	(.15)	(.19)	(.44)	(.48)*
Portfolio turnover rate (%)	318	595	450	229**

[a] For the period from November 16, 2006 (commencement of operations) to April 30, 2007.

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] Total return would have been lower had certain expenses not been reduced.

[e] Liquidation basis.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class C Years Ended April 30,	2010[e]	2009	2008	2007[a]
Selected Per Share Data
Net asset value, beginning of period	$ 6.01	$ 9.44	$ 10.44	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	(.06)	(.06)	(.11)	(.05)
Net realized and unrealized gain (loss)	2.30	(3.37)	(.43)	.49
Total from investment operations	2.24	(3.43)	(.54)	.44
Less distributions from: Net realized gains	—	—	(.46)	—
Redemption fees	—	.00***	.00***	.00***
Net asset value, end of period	$ 8.25	$ 6.01	$ 9.44	$ 10.44
Total Return (%)[c,d]	37.27	(36.33)	(5.65)	4.40**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	2	3	3
Ratio of expenses before expense reductions (including interest expense and dividend expense for securities sold short) (%)	5.50	4.83	5.21	5.48*
Ratio of expenses after expense reductions (including interest expense and dividend expense for securities sold short) (%)	2.43	2.78	3.31	3.73*
Ratio of expenses after expense reductions (excluding interest expense and dividend expense for securities sold short) (%)	2.17	2.15	2.18	2.28*
Ratio of net investment income (loss) (%)	(.83)	(.89)	(1.07)	(1.24)*
Portfolio turnover rate (%)	318	595	450	229**

[a] For the period from November 16, 2006 (commencement of operations) to April 30, 2007.

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] Total return would have been lower had certain expenses not been reduced.

[e] Liquidation basis.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class S Years Ended April 30,	2010[d]	2009	2008	2007[a]
Selected Per Share Data
Net asset value, beginning of period	$ 6.14	$ 9.56	$ 10.47	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	.01	.00***	(.02)	(.01)
Net realized and unrealized gain (loss)	2.35	(3.42)	(.42)	.49
Total from investment operations	2.36	(3.42)	(.44)	.48
Less distributions from: Net investment income	(.02)	—	(.01)	(.01)
Net realized gains	—	—	(.46)	—
Total distributions	(.02)	—	(.47)	(.01)
Redemption fees	—	.00***	.00***	.00***
Net asset value, end of period	$ 8.48	$ 6.14	$ 9.56	$ 10.47
Total Return (%)[c]	38.46	(35.77)	(4.58)	4.90**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	2	3	3
Ratio of expenses before expense reductions (including interest expense and dividend expense for securities sold short) (%)	4.59	3.91	4.31	4.52*
Ratio of expenses after expense reductions (including interest expense and dividend expense for securities sold short) (%)	1.51	1.87	2.42	2.76*
Ratio of expenses after expense reductions (excluding interest expense and dividend expense for securities sold short) (%)	1.25	1.24	1.29	1.31*
Ratio of net investment income (loss) (%)	.09	.02	(.18)	(.27)*
Portfolio turnover rate (%)	318	595	450	229**

[a] For the period from November 16, 2006 (commencement of operations) to April 30, 2007.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Liquidation basis.

* Annualized

** Not annualized

*** Amount is less than $.005.

Institutional Class Years Ended April 30,	2010[d]	2009	2008	2007[a]
Selected Per Share Data
Net asset value, beginning of period	$ 6.14	$ 9.56	$ 10.47	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	.01	.00***	(.02)	(.01)
Net realized and unrealized gain (loss)	2.35	(3.42)	(.42)	.49
Total from investment operations	2.36	(3.42)	(.44)	.48
Less distributions from: Net investment income	(.02)	—	(.01)	(.01)
Net realized gains	—	—	(.46)	—
Total distributions	(.02)	—	(.47)	(.01)
Redemption fees	—	.00***	.00***	.00***
Net asset value, end of period	$ 8.48	$ 6.14	$ 9.56	$ 10.47
Total Return (%)[c]	38.52	(35.77)	(4.67)	5.00**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	2	3	3
Ratio of expenses before expense reductions (including interest expense and dividend expense for securities sold short) (%)	4.54	3.88	4.31	4.58*
Ratio of expenses after expense reductions (including interest expense and dividend expense for securities sold short (%)	1.46	1.83	2.39	2.75*
Ratio of expenses after expense reductions (excluding interest expense and dividend expense for securities sold short) (%)	1.20	1.20	1.26	1.30*
Ratio of net investment income (loss) (%)	.14	.06	(.15)	(.26)*
Portfolio turnover rate (%)	318	595	450	229**

[a] For the period from November 16, 2006 (commencement of operations) to April 30, 2007.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Liquidation basis.

* Annualized

** Not annualized

*** Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Disciplined Long/Short Growth Fund (the "Fund") is a diversified series of DWS Equity Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution and service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

Upon the recommendation of the Advisor, the Board of Trustees of the Fund approved the termination and liquidation of the Fund effective on or about July 27, 2010 (the "Liquidation Date"). See also Note F. Fund Termination and Liquidation.

Accordingly, the accompanying financial statements are prepared on the liquidation basis of accounting. Under the liquidation basis of accounting, assets are stated at net realizable values and liabilities are stated at their anticipated settlement amounts. Fund assets and liabilities historically were carried at values that approximated fair value. Accordingly, the use of the liquidation basis accounting is substantially similar to the basis of accounting that the Fund had applied prior to the use of the liquidation basis of accounting.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which they trade. Long positions for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Short positions for which no sales are reported are valued at the calculated mean between the most recent bid and ask quotations on the most relevant market or, if a mean cannot be determined, at the most recent ask quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security, the size of the holding, the initial cost of the security, the existence of any contractual restrictions on the security's disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or evaluated prices from broker-dealers and/or pricing services, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company's or issuer's financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included at the end of the Fund's Investment Portfolio.

Short Sales. When the Fund takes a short position, it sells at the current market price a stock it does not own but has borrowed in anticipation that the market price of the stock will decline. The Fund incurs interest expense on the securities borrowed. To complete, or close out, the short sale transaction, the Fund buys the same stock in the market and returns it to the lender. The Fund will utilize this short sale strategy in conjunction with its long positions in common stock to seek capital appreciation independent of stock market direction.

The Fund may receive or pay the net of the broker's fee on the borrowed securities and any income earned on the cash collateral deposited with the broker. The net amounts of income or fees are included as interest income or interest expense on securities sold short, in the Statement of Operations.

Upon entering into a short sale, the Fund is required to designate liquid assets it owns in the form of cash or securities as segregated assets at its custodian in an amount at least equal to its obligations to purchase the securities sold short (exclusive of short sale proceeds held with the broker-dealer). For financial statements purposes, segregated cash is reflected as an asset on the Statement of Assets and Liabilities, and the settlement amount for securities sold short is reflected as a corresponding liability. Securities segregated as collateral are identified in the Investment Portfolio. The amount of the liability is marked-to-market to reflect the current value of the short position.

Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which the Fund previously sold the security short. Any loss will be increased by the amount of compensation, interest or dividends, and transaction costs the Fund must pay to a lender of the security. In addition, because the Fund's loss on a short sale stems from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited. By contrast, the Fund's loss on a long position arises from decreases in the value of the security held by the Fund and therefore is limited by the fact that a security's value cannot drop below zero.

Derivatives. Authoritative accounting guidance requires that disclosures about the Fund's derivative and hedging activities and derivatives accounted for as hedging instruments must be disclosed separately from derivatives that do not qualify for hedge accounting. Because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings, the Fund's derivatives are not accounted for as hedging instruments. As such, even though the Fund may use derivatives in an attempt to achieve an economic hedge, the Fund's derivatives are not considered to be hedging instruments. The disclosure below is presented in accordance with authoritative accounting guidance.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund uses futures contracts to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

Futures contracts are valued at the most recent settlement price. Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the underlying hedged security, index or currency. Risk of loss may exceed amounts recognized in the Statement of Assets and Liabilities.

A summary of the open future contracts as of April 30, 2010 is included in a table following the Fund's Investment Portfolio. For the year ended April 30, 2010, the Fund invested in futures contracts with a total notional value generally indicative of a range from approximately $59,000 to $696,000.

The following tables summarize the value of the Fund's derivative instruments held as of April 30, 2010 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Liability Derivative	Futures Contracts
Equity Contracts (a)	$ 1,418

The above derivative is located in the following Statement of Assets and Liabilities account:

(a) Unrealized appreciation on open futures contracts. Liability of Payable for daily variation margin on open futures contracts reflects unsettled variation margin.

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended April 30, 2010 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Futures Contracts
Equity Contracts (a)	$ 148,107

The above derivative is located in the following Statement of Operations account:

(a) Net realized gain (loss) from futures contracts

Change in Net Unrealized Appreciation (Depreciation)	Futures Contracts
Equity Contracts (a)	$ (57,039)

The above derivative is located in the following Statement of Operations account:

(a) Change in net unrealized appreciation (depreciation) on futures contracts

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At April 30, 2010, the Fund had a net basis capital loss carryforward of approximately $3,687,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until April 30, 2017 ($1,557,000) and April 30, 2018 ($2,130,000), the respective expiration dates, whichever occurs first.

The Fund has reviewed the tax positions for the open tax years as of April 30, 2010 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States. These differences primarily relate to certain securities sold at a loss and investments in futures contracts. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At April 30, 2010, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:

Capital loss carryforwards	$ (3,687,000)
Net unrealized appreciation (depreciation) on investments	$ 1,208,711

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended April 30,
	2010	2009
Distributions from ordinary income*	$ 8,521	$ —

* For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

Statement of Cash Flows. Information on financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows represents the cash position in the Fund's custodian bank and deposits with a broker for open futures contracts and securities sold short at April 30, 2010.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Dividend income on short sale transactions is recorded on ex-date net of foreign withholding taxes and disclosed as an expense in the Statement of Operations. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended April 30, 2010, purchases and sales of investment securities (excluding short sale transactions and short-term investments) aggregated $16,513,500 and $18,945,336, respectively. Purchases to cover securities sold short and securities sold short aggregated $4,796,997 and $4,234,673, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $1 billion of the Fund's average daily net assets	1.00%
Next $1 billion of such net assets	.95%
Next $1 billion of such net assets	.90%
Over $3 billion of such net assets	.85%

For the period from May 1, 2009 through the Fund's Liquidation Date, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	1.50%
Class C	2.25%
Class S	1.25%
Institutional Class	1.20%

Accordingly, for the year ended April 30, 2010, the fee pursuant to the Investment Management Agreement aggregated $69,620, all of which was waived, resulting in an annual effective rate of 0.00% of the Fund's average daily net assets.

In addition, for the year ended April 30, 2010, the Advisor reimbursed $137,151 of other expenses.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended April 30, 2010, the Administration Fee was $6,962, all of which was waived.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended April 30, 2010, the amounts charged to the Fund by DISC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at April 30, 2010
Class A	$ 1,381	$ —	$ 452
Class C	750	—	264
Class S	823	242	151
Institutional Class	151	151	—
	$ 3,105	$ 393	$ 867

Distribution and Service Fees. Under the Fund's Class C 12b-1 Plan, DWS Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the year ended April 30, 2010, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at April 30, 2010
Class C	$ 10,629	$ 953

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to the shareholders of Class A and Class C at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended April 30, 2010, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at April 30, 2010	Annual Effective Rate
Class A	$ 5,119	$ 1,150.18%
Class C	2,243	487.16%
	$ 7,362	$ 1,637

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended April 30, 2010 aggregated $1,675.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on 1% of the value of the shares redeemed. For the year ended April 30, 2010, the CDSC for Class C shares aggregated $230. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended April 30, 2010, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $31,962, of which $7,868 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in affiliated funds managed by the Advisor. Affiliated cash management vehicles do not pay the Advisor a management fee. The Fund currently invests in Central Cash Management Fund. Prior to October 2, 2009, the Fund invested in Cash Management QP Trust (QP Trust"). Effective October 2, 2009, QP Trust merged into Central Cash Management Fund. Central Cash Management Fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital.

D. Concentration of Ownership

From time to time, the Fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

At April 30, 2010, the Advisor held approximately 65% of the outstanding shares of the Fund.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended April 30, 2010		Year Ended April 30, 2009
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	126,980	$ 991,220	143,317	$ 855,120
Class C	20,326	144,798	16,293	96,304
Class S	46,360	357,746	13,561	111,484
Institutional Class	227	1,746	1,698	13,100
		$ 1,495,510		$ 1,076,008
Shares issued to shareholders in reinvestment of distributions
Class A	122	$ 951	—	$ —
Class S	488	3,808	—	—
Institutional Class	473	3,696	—	—
		$ 8,455		$ —
Shares redeemed
Class A	(250,515)	$ (1,775,106)	(62,321)	$ (415,310)
Class C	(129,074)	(854,846)	(30,471)	(180,583)
Class S	(131,914)	(897,692)	(9,382)	(75,680)
Institutional Class	(114,528)	(761,668)	—	—
		$ (4,289,312)		$ (671,573)
Redemption fees		$ —		$ 652
Net increase (decrease)
Class A	(123,413)	$ (782,935)	80,996	$ 439,810
Class C	(108,748)	(710,048)	(14,178)	(84,279)
Class S	(85,066)	(536,138)	4,179	36,456
Institutional Class	(113,828)	(756,226)	1,698	13,100
		$ (2,785,347)		$ 405,087

F. Fund Termination and Liquidation

Upon the recommendation of the Advisor, the Board of Trustees of the Fund approved the termination and liquidation of the Fund effective on or about July 27, 2010 (the "Liquidation Date"). Accordingly, the Fund will redeem the shares of any Fund shareholder outstanding on the Liquidation Date. In connection with the Fund's termination and liquidation, the Fund, with certain exceptions is closed to new investments effective June 4, 2010.

G. Review for Subsequent Events

Management has evaluated the events and transactions subsequent to period end through the date the financial statements were available to be issued, and has determined that there were no material events, other than disclosed in Note F, that would require disclosure in the Fund's financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of DWS Equity Trust and Shareholders of DWS Disciplined Long/Short Growth Fund:

We have audited the accompanying statement of assets and liabilities — liquidation basis of DWS Disciplined Long/Short Growth Fund (the "Fund"), one of a series of DWS Equity Trust (the "Trust"), including the investment portfolio — liquidation basis, as of April 30, 2010, and the related statements of operations — liquidation basis , changes in net assets — liquidation basis and the financial highlights — liquidation basis for the year then ended, the statement of changes in net assets for the year ended April 30, 2009, and the financial highlights for the years ended April 30, 2009 and April 30, 2008 and for the period from November 16, 2006 (commencement of operations) to April 30, 2007. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2010, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

As described in Note A to the financial statements, the Board of Trustees decided to liquidate the Fund effective on or about July 27, 2010 (the "Liquidation Date"). As a result, the Fund has changed its basis of accounting from the going-concern basis to the liquidation basis.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DWS Disciplined Long/Short Growth Fund at April 30, 2010, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts June 24, 2010

Tax Information (Unaudited)

For corporate shareholders, 100% of the income dividends paid during the Fund's fiscal year ended April 30, 2010, qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates $122,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 9, 2009, As Revised November 20, 2009

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2009, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007 and 2008.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and serve in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 124 publicly offered Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of April 30, 2010. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Paul K. Freeman, Independent Chairman, DWS Funds, PO Box 101833, Denver, CO 80250-1833. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the board of one or more DWS funds now overseen by the Board.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen
Paul K. Freeman (1950) Chairperson since 2009 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Governing Council of the Independent Directors Council (governance, education committees); formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	126
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	126
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Lead Director, Becton Dickinson and Company[3] (medical technology company); Lead Director, Belo Corporation[3] (media company); Public Radio International; Public Radio Exchange (PRX); The PBS Foundation. Former Directorships: Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	126
Dawn-Marie Driscoll (1946) Board Member since 1987

President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)

		126
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Box Top Media Inc. (advertising); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies	126
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	126
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	126
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	126
Rebecca W. Rimel (1951) Board Member since 1995

President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (2007-present) (charitable organization); Director, CardioNet, Inc.[2] (2009-present) (health care). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care[2] (January 2007-June 2007)

		126
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989-September 2003)	126
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Business Leadership Council, Wellesley College. Former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	126
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	129
Interested Board Member and Officer[4]
Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1,5]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen
Ingo Gefeke[7] (1967) Board Member since 2010 Executive Vice President since 2010

Managing Director[3], Deutsche Asset Management; Global Head of Distribution and Product Management, DWS Global Head of Trading and Securities Lending. Member of the Board of Directors of DWS Investment GmbH Frankfurt (since July 2009) and DWS Holding & Service GmbH Frankfurt (since January 2010); formerly, Global Chief Administrative Officer, Deutsche Asset Management (2004-2009); Global Chief Operating Officer, Global Transaction Banking, Deutsche Bank AG, New York (2001-2004); Chief Operating Officer, Global Banking Division Americas, Deutsche Bank AG, New York (1999-2001); Central Management, Global Banking Services, Deutsche Bank AG, Frankfurt (1998-1999); Relationship Management, Deutsche Bank AG, Tokyo, Japan (1997-1998)

58
Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[6] (1965) President, 2006-present

Managing Director[3], Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[8] (1962) Vice President and Secretary, 1999-present	Director[3], Deutsche Asset Management
Paul H. Schubert[6] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present

Managing Director[3], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson[8,11] (1962) Chief Legal Officer since April 2010	Managing Director[3], Deutsche Asset Management; formerly, Assistant Secretary for DWS family of funds (1997-2010)
Rita Rubin[9] (1970) Assistant Secretary, 2009-present

Vice President and Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007); Attorney, Shearman & Sterling LLP (2004); Director and Associate General Counsel, UBS Global Asset Management (US) Inc. (2001-2004)

Paul Antosca[8] (1957) Assistant Treasurer, 2007-present	Director[3], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark[8] (1967) Assistant Treasurer, 2007-present	Director[3], Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally[8] (1966) Assistant Treasurer, 2007-present	Director[3], Deutsche Asset Management
John Caruso[10] (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director[3], Deutsche Asset Management
Robert Kloby[9] (1962) Chief Compliance Officer, 2006-present	Managing Director[3], Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

6 Address: 345 Park Avenue, New York, New York 10154.

7 The mailing address of Mr. Gefeke is 345 Park Avenue, New York, New York 10154. In addition, Mr. Gefeke is an interested Board Member of certain DWS funds by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Gefeke receives no compensation from the fund.

8 Address: One Beacon Street, Boston, MA 02108.

9 Address: 280 Park Avenue, New York, New York 10017.

10 Address: 60 Wall Street, New York, New York 10005.

11 Effective April 23, 2010, J. Christopher Jackson resigned as Chief Legal Officer, and Caroline Pearson was appointed as Chief Legal Officer.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Classes A, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	LSGAX	LSGCX	LSGFX	LSGTX
CUSIP Number	233376 813	233376 797	233376 789	233376 771
Fund Number	429	629	2429	729

ITEM 2.	CODE OF ETHICS

As of the end of the period, April 30, 2010, DWS Disciplined Long/Short Growth Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS DISCIPLINED LONG/SHORT GROWTH FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“E&Y”), the Fund’s Independent Registered Public Accountant, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that E&Y provided to the Fund.

Services that the Fund’s Independent Registered Public Accountant Billed to the Fund

Fiscal Year Ended April 30,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2010	$45,655	$0	$8,630	$0
2009	$46,774	$0	$6,379	$0

The above "Tax Fees" were billed for professional services rendered for tax return preparation.

Services that the Fund’s Independent Registered Public Accountant Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by E&Y to Deutsche Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended April 30,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2010	$0	$315,930	$0
2009	$0	$524,500	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that E&Y billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that E&Y provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from E&Y about any non-audit services that E&Y rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating E&Y’s independence.

Fiscal Year Ended April 30,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2010	$8,630	$315,930	$625,859	$950,419
2009	$6,379	$524,500	$1,248,247	$1,779,126

All other engagement fees were billed for services in connection with internal control reviews, agreed upon procedures and tax compliance for DIMA and other related entities that provide support for the operations of the Fund.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2009 and 2010 financial statements, the Fund entered into an engagement letter with E&Y. The terms of the engagement letter required by E&Y, and agreed to by the Audit Committee, include provisions in which the parties consent to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury and an exclusion of punitive damages.

***

E&Y advised the Fund’s Audit Committee that E&Y had identified three matters that it determined to be inconsistent with the SEC’s auditor independence rules.

First, E&Y advised the Fund’s Audit Committee that, in 2007 and 2008, Deutsche Bank AG (“DB”) provided standard overdraft protection on a depository account to the E&Y member firm in India (“E&Y India”). DB is within the “Investment Company Complex” (as defined by SEC rules) and therefore covered by the SEC auditor independence rules applicable to the Fund. E&Y advised the Audit Committee that E&Y India utilized this arrangement twice in 2007; therefore, the arrangement constituted a lending type arrangement in violation of Rule 2-01(c)(1)(ii)(A) of Regulation S-X as described above. E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that the arrangement did not create a mutual or conflicting interest between E&Y and the Fund and that the arrangement did not involve the Fund, but rather affiliates of the Fund in the Investment Company Complex. E&Y informed the Audit Committee that E&Y India has cancelled the overdraft arrangement.

Second, E&Y advised the Fund’s Audit Committee that, in 2008, an E&Y professional purchased interests in a fund sponsored by a subsidiary of Deutsche Bank AG that is not audited by E&Y. Subsequent to the purchase, the E&Y professional became a Covered Person (as defined by SEC rules) of the Fund as a result of providing non-audit services to a DB entity within the Investment Company Complex. E&Y informed the Audit Committee that this investment constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that the E&Y professional did not have any financial interest in the Fund and was not involved with the provision of audit services to the Fund. E&Y informed the Audit Committee that the E&Y professional no longer provides any services to any entity within the Investment Company Complex and is no longer deemed to be a Covered Person with respect to the Fund.

Finally, E&Y advised the Fund’s Audit Committee that, in 2008, an E&Y professional whose spouse owned interests in two DWS Funds that are not audited by E&Y, became a Covered Person of the Fund as a result of providing attest services to a DB entity within the Investment Company Complex. E&Y informed the Audit Committee that this investment constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that the E&Y professional did not have any financial interest in the Fund and was not involved with the provision of audit services to the Fund. E&Y informed the Audit Committee that the E&Y professional no longer provides any services to any entity within the Investment Company Complex and is no longer deemed to be a Covered Person with respect to the Fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)         There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Disciplined Long/Short Growth Fund, a series of DWS Equity Trust

By:	/s/Michael G. Clark Michael G. Clark President

Date:	June 29, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Disciplined Long/Short Growth Fund, a series of DWS Equity Trust

By:	/s/Michael G. Clark Michael G. Clark President

Date:	June 29, 2010

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	June 29, 2010